UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 22, 2019

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road
Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common stock, $0.001 par value per share	TWOU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 22, 2019, 2U, Inc. (“2U” or the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of Trilogy Education Services, Inc. (“Trilogy”) pursuant to the Agreement and Plan of Merger dated April 7, 2019.

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) is being filed to amend and supplement the Initial Form 8-K to provide the financial information required under Item 9.01, which is permitted to be filed by amendment no later than 71 days after the due date of the Initial Form 8-K. No other modifications to the Initial Form 8-K are being made by Amendment No. 1. This Amendment No. 1 should be read in connection with the Initial Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: The audited consolidated financial statements of Trilogy as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016 are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference. The unaudited condensed consolidated financial statements of Trilogy as of March 31, 2019 and December 31, 2018 and for the three months ended March 31, 2019 and 2018 are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information: The unaudited pro forma combined financial information reflecting the acquisition of Trilogy by 2U as described in the Initial Form 8-K is filed as Exhibit 99.4 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit
Number	Exhibit Description

10.1*+

Credit Agreement, by and among 2U, Inc., as borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, Owl Rock Capital Corporation, as administrative agent and collateral agent and Owl Rock Capital Advisors LLC, as Lead Arranger and Bookrunner

23.1	Consent of Deloitte & Touche LLP

99.1+	Press Release issued by 2U, Inc., dated May 22, 2019

99.2	Audited consolidated financial statements of Trilogy as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016

99.3	Unaudited condensed consolidated financial statements of Trilogy as of March 31, 2019 and December 31, 2018 and for the three months ended March 31, 2019 and 2018

99.4	Unaudited pro forma combined financial information

*                                         Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to supplementally furnish to the Securities and Exchange Commission copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

+                                         Filed with the Initial Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, Inc.

July 30, 2019	By:	/s/ Christopher J. Paucek
Christopher J. Paucek
Chief Executive Officer